SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934

Date of Report :  December 26, 1997

(Date of earliest event reported)

Commission File No.:  033-73748


Fund America Investors Trust 1997-NMC1,
Collateralized Mortgage Obligations, Series 1997-NMC1

New York (governing law of Pooling and Servicing Agreement)
(State of Incorporation)

N/A
(I.R.S. Employer Identification No.)

c/o Norwest Bank Minnesota, N.A.
11000 Broken Land Parkway
Columbia, MD                                                          21044
(Address of principal executive offices)                         (Zip Code)


(410) 884-2000
Registrant's Full Telephone Number


(Former name, former address and former fiscal year,
               if changed since last report)

ITEM 5.  Other Events

On December 26, 1997 a distribution was made to holders of Fund America Investors Trust 1997-NMC1,
Collateralized Mortgage Obligations, Series 1997-NMC1

ITEM 7.  Financial Statements and Exhibits

(c)  Exhibits

Item 601(a) of
Regulation S-K
Exhibit Number                       Description

(99.1) Monthly report distributed to holders of Collateralized Mortgage Obligations, Series 1997-NMC1, relating to the December
               26,1997 distribution


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fund America Investors Trust 1997-NMC1,
Collateralized Mortgage Obligations, Series 1997-NMC1


January 07, 1998    by Wilmington Trust Company, as Owner Trustee
                    /s/ Terri Tavani, as Ofiicer


                                 INDEX TO EXHIBITS



Exhibit Number                       Description

(99.1) Monthly report distributed to holders of Collateralized Mortgage Obligations, Series 1997-NMC1, relating to the December
               26,1997 distribution